Taxes on Income - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carry forwards	$ 36,254	$ 28,032
Research and development	5,726	6,252
Employees and payroll accrual	352	299
Property and equipment	100	79
Total deferred tax assets	42,432	34,662
Valuation allowance	(42,432)	(34,662)
Deferred tax assets, net of valuation allowance